UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

May 16, 2017

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2401

(Address of principal executive offices, including zip code)

(888) 762-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 19, 2017, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $750,000,000 aggregate principal amount of its 3.150% Senior Notes due May 19, 2027 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement dated May 16, 2017 (the “Underwriting Agreement”) entered into by the Corporation, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and PNC Capital Markets LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Notes were issued under an Indenture, dated September 6, 2012 (the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated May 16, 2017 and filed with the Securities and Exchange Commission (the “Commission”) on May 17, 2017, to the accompanying prospectus filed with the Commission on February 29, 2016, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-209782) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Indenture, and the Form of Note, are filed or incorporated by reference as Exhibits 1.1, 4.1 and 4.2 respectively.

A copy of the legality opinion delivered by Christi L. Davis, counsel to the Corporation in connection with the issuance of the Notes, is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: May 19, 2017	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement dated as of May 16, 2017	Filed herewith

4.1	Indenture, dated as of September 6, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.19 of the Registrant’s Registration Statement on Form S-3 filed on January 15, 2010, as amended by Post-Effective Amendment No. 1 filed on September 6, 2012 (File No. 333-164364)

4.2	Form of 3.150% Senior Note due May 19, 2027	Filed herewith

5.1	Opinion of Christi L. Davis	Filed herewith

23.1	Consent of Christi L. Davis (included in Exhibit 5.1)	Filed herewith